UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

(GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Spread duration	6

Effective duration	7

Schedule of investments	8

Statement of assets and liabilities	18

Statement of operations	19

Statement of changes in net assets	20

Statement of cash flows	21

Financial highlights	22

Notes to financial statements	23

Report of independent registered public accounting firm	33

Additional shareholder information	34

Additional information	35

Annual chief executive officer and chief financial officer certifications	40

Dividend reinvestment plan	41

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the period from the Fund’s commencement of operations on November 24, 2009 through October 31, 2010 (the “reporting period”). Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to expand during the period from the Fund’s commencement of operations on November 24, 2009 through October 31, 2010 (the “reporting period”), overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its second estimate for third quarter GDP growth was 2.5%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through October, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 283,000 jobs from June through September. The employment picture then brightened somewhat in October, as 151,000 new jobs were created. However, the unemployment rate held steady and ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October, yet the inventory of unsold homes was a 10.5 month supply in October at the current sales level, versus a 10.6 month supply in September. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,500 in October 2010, which was 0.9% lower than in October 2009.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown fifteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. However, manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month. In addition, fourteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven and thirteen industries expanded in August and September, respectively.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Despite this, investors were skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. Given the economic strains in the Eurozone, the IMF projects

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary (cont’d)

that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September and October.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery . . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November (after the reporting period ended). Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.73% and 3.32%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the remainder of the reporting period. When the period ended on October 31, 2010, two-year Treasury yields were 0.34%, the low for the period. In contrast, ten-year Treasury yields ended the period at 2.63%, which was higher than their trough of 2.41% that occurred from October 6th through the 8th. During the reporting period, the Barclays Capital U.S. Aggregate Indexv returned 7.29%. In

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

contrast, the Barclays Capital Global Aggregate Index (Hedged)vi returned 5.78% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 17.92% during the reporting period.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 15.86% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii             Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii          The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v              The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi           The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

vii        The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii     The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

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Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities. Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed-income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed-income securities of below investment grade quality.

Under normal market conditions, the Fund expects to maintain, on an ongoing basis, a dollar-weighted average credit quality of portfolio holdings of investment grade quality. When choosing investments, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, focuses on corporate securities that exhibit pricing inefficiencies, improving credit conditions that offer income opportunities and the potential for high real yields.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Keith J. Gardner, Andrew Belshaw, Ryan K. Brist and Dipankar Shewaram.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the period from November 24, 2009 through October 31, 2010 (the “reporting period”), the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being late April and May 2010, as well as August 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed in the later part of the reporting period. This was triggered by indications that the situation in Europe appeared to be stabilizing, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)i continued to say that it would keep short-term rates low for an extended period.

The yields on two- and ten-year Treasuries began the reporting period at 0.73% and 3.32%, respectively. Treasury yields fluctuated during the reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. Yields moved sharply lower toward the end of the period in anticipation of possible quantitative easing by the Fed. During the reporting period, two-year Treasury yields moved as high as 1.18% and ended at the period low of 0.34%. In contrast, ten-year Treasuries rose as high as 4.01% and fell as low as 2.41% — ending the period at 2.63%.

All told, the Barclays Capital U.S. Aggregate Indexii returned 7.29% during the reporting period.

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Fund overview (cont’d)

Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced even stronger results. Over the reporting period, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii returned 17.92% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 15.86%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We invested the majority of the cash from the Fund’s initial public offering, with the vast majority being allocated to investment grade and high-yield bonds. In both cases, we actively participated in the new issue market and targeted securities that we believed to be attractively valued. As the reporting period progressed, we increased the Fund’s emerging market debt position by modestly paring our investment grade exposure.

During the reporting period, we employed U.S. Treasury futures to manage the Fund’s durationv. We also used currency forwards to manage our currency exposure. Overall, the use of these derivative vehicles was a contributor to performance.

Performance review

For the period from its commencement of operations on November 24, 2009 through October 31, 2010, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 14.87% based on its net asset value (“NAV”)vi and 2.33% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Global Aggregate Corporate Indexvii, returned 6.65% for the same period. The Lipper Global Income Closed-End Funds Category Averageviii returned 17.41% for the period from November 30, 2009 through October 31, 2010. Please note that Lipper performance returns are based on each fund’s NAV.

During the period, the Fund made distributions to shareholders totaling $1.30 per share. The performance table shows the Fund’s total return since its commencement of operations based on its NAV and market price as of October 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2010

Price Per Share	Total Return* Since Commencement of Operations**
$20.41 (NAV)	14.87%
$19.08 (Market Price)	2.33%

All figures represent past performance and are not a guarantee of future results.

*      Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

**   The Fund commenced operations on November 24, 2009.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its out-of-benchmark (securities held by the Fund but not included in the benchmark) exposure (roughly 23% of the portfolio at period-end) to high-yield bonds. This sector outperformed the overall benchmark due to a variety of factors, including generally better-than-expected corporate profits and strong demand from investors looking to generate incremental yield. Leading contributors to Fund performance during the period included issues from Sprint Capital Corp. and AIG’s aircraft-leasing arm, International Lease Finance Corp.

Wireless service provider Sprint posted improved fundamental results and continued to generate significant free cash flow, which caused its BB-rated unsecured bonds to perform well during the period. As we anticipated, AIG’s International Lease Finance freed up collateral by repaying a government loan during the period and the company accessed the capital markets in order to extend its maturity profile. This balance sheet management, combined with stable fundamental results, caused the issuer’s bonds to rally significantly during the period.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	3

Also benefiting performance was the Fund’s out-of-benchmark allocation (roughly 22% of the portfolio at period-end) to emerging market debt. Emerging markets outperformed investment grade corporate bonds during the period. Spreads in the sector narrowed as many emerging market countries posted superior growth versus their developed country counterparts and investor demand was typically robust. Vale Overseas Ltd., a Brazilian investment grade rated global leader in the metals and mining industry, was a strong performing emerging market holding in the Fund. Vale Overseas posted strong results during the period, which caused its spreads to tighten materially.

The use of currency forwards contributed to the Fund’s performance as well. These instruments were used to hedge a majority of the Fund’s exposure to the euro and sterling. This strategy enhanced performance as both currencies weakened in relation to the U.S. dollar during the reporting period.

The Fund’s allocation (roughly 49% of the portfolio at period-end) to investment grade bonds also boosted results. Our emphasis on BBB-rated issues and strong security selection helped the Fund’s investment grade bond position to significantly outperform the overall benchmark.

Finally, the Fund had an out-of-benchmark exposure (roughly 6% of the portfolio at period-end) to structured products, such as asset-backed securities, which, overall, outperformed the benchmark during the period.

Q. What were the leading detractors from performance?

A. While the Fund outperformed its benchmark, the largest detractor from its relative performance during the reporting period was its exposure to cash. As discussed, early in the period we sought to put the cash from the Fund’s initial public offering to work in the market. With the market rallying sharply during the beginning of the period, the Fund’s cash position was a drag on results.

Although our relatively higher-quality bias within the high-yield sector contributed significantly to performance at the end of the reporting period when BB-rated corporate bonds outperformed lower-quality bonds, this bias somewhat detracted from results at the beginning of the period when investors were looking for additional yield and added exposure to riskier securities as corporate fundamentals improved. Our first lien secured exposure to the high-yield issuer Blockbuster Inc. also detracted from performance. Poor fundamental results and concerns over Blockbuster’s in-store rental model pressured its bonds during the period. In September 2010, the company filed for bankruptcy. As a result, our holdings detracted from performance as their prices declined in a rising market. We liquidated our position during the period.

While the Fund benefited from our decision to hedge roughly 75% of our euro and sterling currency exposure during the period, our unhedged exposure had a negative impact on results.

From an investment grade credit perspective, our underweight to longer-dated investment grade Utilities was not rewarded given the sector’s strong performance. Many utility operators have issued longer-dated securities in recent years. These longer duration securities, combined with solid fundamental results, benefited disproportionately from the rally in U.S. Treasuries during the period.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Fund overview (cont’d)

Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Corporate Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 16, 2010

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of October 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of October 31, 2010 were: Financials (32.0%), Consumer Discretionary (11.3%), Energy (10.5%), Materials (9.5%) and Telecommunication Services (7.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii             The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii          The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv           The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii        The Barclays Capital Global Aggregate Corporate Index is the corporate component of the Barclays Capital Global Aggregate Index, which is comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.

viii     Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from November 30, 2009 through October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and does not include derivative, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Spread duration (unaudited)

Economic Exposure — October 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BC Global Aggregate	— Barclays Capital Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Non$	— Non-U.S. Dollar

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	7

Effective duration (unaudited)

Interest Rate Exposure — October 31, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

BC Global Aggregate	— Barclays Capital Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Non$	— Non-U.S. Dollar

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Schedule of investments

October 31, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 88.0%
Consumer Discretionary — 11.3%
Auto Components — 1.0%
Allison Transmission Inc., Senior Toggle Notes	11.250%	11/1/15	770,000		$838,338	(a)(b)(c)
Europcar Groupe SA, Senior Subordinated Notes	8.125%	5/15/14	750,000	EUR	1,062,117	(b)(c)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,420,000	EUR	2,104,819	(b)
Total Auto Components					4,005,274
Diversified Consumer Services — 0.7%
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	559,682	GBP	1,047,911
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	1,500,000		1,668,750	(b)
Total Diversified Consumer Services					2,716,661
Hotels, Restaurants & Leisure — 2.0%
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	780,000	EUR	1,104,602	(b)
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,110,000	(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,000,000		1,077,500
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,042,500
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	625,745	GBP	1,106,740
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,000,000		920,000	(b)(c)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,000,000		1,161,250
Total Hotels, Restaurants & Leisure					7,522,592
Household Durables — 0.4%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	1,500,000		1,608,750
Leisure Equipment & Products — 0.3%
Carlson Wagonlit BV, Senior Notes	6.649%	5/1/15	840,000	EUR	1,125,270	(b)(d)
Media — 6.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,030,000		2,167,025	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,703,450	(b)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,061,873	(c)
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	1,991,653
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		1,920,658	(c)
ITV PLC, Senior Notes	10.000%	6/30/14	600,000	EUR	979,115
Lighthouse International Co. SA, Senior Secured Notes	8.000%	4/30/14	740,000	EUR	545,864	(b)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	470,000		546,963	(b)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	450,000		523,688	(b)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,210,927
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	870,000		1,144,214
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,999,262
UPC Holding BV, Senior Secured Notes	9.750%	4/15/18	600,000	EUR	901,886	(b)
Videotron Ltee, Senior Notes	7.125%	1/15/20	2,000,000	CAD	2,088,440	(b)
Virgin Media Finance PLC, Senior Bonds	8.875%	10/15/19	560,000	GBP	1,018,454
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	1,082,994	(b)
Total Media					22,886,466

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	9

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Multiline Retail — 0.6%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	2,000,000		$2,100,000	(a)(c)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		171,000	(c)
Total Multiline Retail					2,271,000
Specialty Retail — 0.3%
Edcon Proprietary Ltd., Senior Notes	4.129%	6/15/14	960,000	EUR	1,119,007	(b)(d)
Total Consumer Discretionary					43,255,020
Consumer Staples — 5.0%
Food & Staples Retailing — 0.9%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,081,429	(c)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,194,172
Total Food & Staples Retailing					3,275,601
Food Products — 0.7%
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	530,000	EUR	780,062	(b)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	1,500,000		1,736,250	(b)(c)
Total Food Products					2,516,312
Tobacco — 3.4%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,591,918	(c)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,211,849
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,993,590	(c)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,667,424
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,656,169	(c)
Total Tobacco					13,120,950
Total Consumer Staples					18,912,863
Energy — 10.5%
Energy Equipment & Services — 0.1%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		316,500
Oil, Gas & Consumable Fuels — 10.4%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,367,297	(c)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,500,000		1,447,500
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,062,495		2,246,785	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		2,037,750	(e)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,322,447	(c)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,527,864
Indo Integrated Energy BV, Senior Subordinated Notes	9.000%	6/1/12	470,000		497,009
Infinis PLC, Senior Notes	9.125%	12/15/14	472,000	GBP	805,470	(b)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	480,000		525,600
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	1,660,000		1,828,075	(b)(c)
KazMunaiGaz Finance Sub B.V., Senior Notes	11.750%	1/23/15	675,000		840,375	(b)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,180,000		1,316,439
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		329,437	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		1,943,328	(b)(c)
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	1,000,000		1,070,000	(b)(c)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	1,000,000		1,025,000	(b)(c)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	540,000		411,750

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		$1,013,893	(c)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,241,385	(b)
Petronas Capital Ltd.	5.250%	8/12/19	700,000		777,082	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		1,975,243	(b)(e)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,672,500	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,735,606	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,165,140	(b)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,000,000		1,070,000	(b)(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		4,706,100	(b)(e)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		667,603
Total Oil, Gas & Consumable Fuels					39,566,678
Total Energy					39,883,178
Financials — 32.0%
Capital Markets — 3.3%
Credit Suisse AG, Subordinated Notes	5.400%	1/14/20	320,000		347,252
Credit Suisse London, Subordinated Notes	6.750%	1/16/23	2,500,000	GBP	4,539,344	(d)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,300,000		1,122,875	(c)(d)(f)
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	924,275
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,607,869
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,898,735
Total Capital Markets					12,440,350
Commercial Banks — 16.9%
Australia & New Zealand Banking Group Ltd., Subordinated Bonds	6.540%	6/15/12	450,000	GBP	734,325	(c)(d)(f)
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,892,940
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,549,363	(b)
BankAmerica Capital II, Junior Subordinated Bonds	8.000%	12/15/26	800,000		812,000	(c)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	1,240,000		1,258,600	(b)(c)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	850,000		847,875	(b)(c)
Barclays Bank PLC, Subordinated Notes	6.369%	12/15/19	1,950,000	GBP	2,976,167	(c)(d)(f)
BB&T Capital Trust II, Junior Subordinated Notes	6.750%	6/7/36	660,000		666,897	(c)
BB&T Capital Trust IV, Junior Subordinated Debentures	6.820%	6/12/57	2,700,000		2,703,375	(c)(d)
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	658,034	(d)(f)
BNP Paribas, Subordinated Notes	8.667%	9/11/13	1,600,000	EUR	2,416,165	(c)(d)(f)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,863,980
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	596,526	(c)(d)(f)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,776,675	(b)(c)(d)(f)
Fortis Bank SA/NV, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,896,345	(c)
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,617,976	(d)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,900,000		1,905,079	(b)(d)(e)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	5,045,190	(d)
Intesa Sanpaolo SpA, Subordinated Notes	6.625%	5/8/18	1,200,000	EUR	1,788,533
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	670,076	(d)(f)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	520,000		557,490	(b)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	126,000	GBP	216,029	(b)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	11

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	$4,508,112	(d)
National Capital Trust I	5.620%	12/17/18	266,000	GBP	394,258	(b)(c)(d)(f)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,650,000		1,695,375	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,674,099	(b)(c)(d)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	90,000		89,186	(b)(d)(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		4,066,964	(c)
Royal Bank of Scotland PLC, Senior Notes	5.375%	9/30/19	1,300,000	EUR	1,870,389
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	622,362	(c)(d)(f)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	680,329	(d)(f)
Societe Generale, Subordinated Notes	9.375%	9/14/19	1,550,000	EUR	2,382,915	(d)(f)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,948,089	(b)(c)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,961,755
USB Capital XIII Trust, Junior Subordinated Notes	6.625%	12/15/39	1,500,000		1,531,164	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	760,000		676,400	(d)(f)
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	1,100,000		1,146,750	(c)(d)(f)
Westpac Banking Corp., Senior Notes	4.250%	9/22/16	1,250,000	EUR	1,846,917
Total Commercial Banks					64,544,704
Consumer Finance — 2.5%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,840,475	(c)(d)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	2,000,000		2,565,900
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	2,400,000		2,372,134	(c)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	2,880,000		2,915,775
Total Consumer Finance					9,694,284
Diversified Financial Services — 5.8%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	1,000,000		971,431	(b)(e)
Citigroup Inc., Senior Notes	7.375%	9/4/19	3,300,000	EUR	5,357,646
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	3,000,000		3,127,500	(c)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,177,463	(b)(c)(d)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,195,500	(c)(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	2,000,000		2,280,000	(b)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	560,000	EUR	861,246	(b)
JPMorgan Chase & Co., Senior Notes	3.875%	9/23/20	2,000,000	EUR	2,749,599
JPMorgan Chase Capital XVIII, Bonds	6.950%	8/17/36	1,440,000		1,453,284	(c)
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	1,000,000		1,014,729	(c)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	752,000	EUR	1,127,737	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	729,129	(d)(f)
Total Diversified Financial Services					22,045,264
Insurance — 3.3%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,438,500	(c)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,854,573	(d)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	647,187	(c)(d)(f)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		1,890,000	(b)(c)(d)(f)

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — continued
ELM BV	5.252%	5/25/16	550,000	EUR	$715,733	(c)(d)(f)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,515,557	(b)(c)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	655,886	(c)(d)(f)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		325,500	(b)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	673,283	(c)(d)(f)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	963,679	(b)
Sampo Oyj, Senior Notes	6.339%	4/10/12	550,000	EUR	806,141
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,162,917
Total Insurance					12,648,956
Real Estate Management & Development — 0.2%
Castle HoldCo 4 Ltd., Senior Secured Notes	10.000%	5/8/18	390,000	GBP	615,543	(b)
Total Financials					121,989,101
Health Care — 2.2%
Health Care Providers & Services — 2.2%
HCA Inc., Senior Secured Notes	9.250%	11/15/16	1,500,000		1,627,500	(c)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,142,484	(c)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000		1,165,000
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,570,111
US Oncology Holdings Inc., Senior Notes	6.737%	3/15/12	1,065,000		1,043,700	(a)(d)
Total Health Care					8,548,795
Industrials — 5.2%
Air Freight & Logistics — 0.2%
TGI International Ltd., Senior Notes	9.500%	10/3/17	850,000		987,063	(b)
Airlines — 2.8%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	4,000,000		4,275,000	(g)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	4,430,000		4,634,888	(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,500,000		1,569,375	(b)(c)
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	107,198		121,133
Total Airlines					10,600,396
Commercial Services & Supplies — 0.8%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,250,000		1,417,187
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,611,894
Total Commercial Services & Supplies					3,029,081
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,450,000		1,598,625	(b)
Road & Rail — 1.0%
FirstGroup PLC, Senior Bonds	8.125%	9/19/18	1,150,000	GBP	2,230,285
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,333,000		1,482,962	(c)
Total Road & Rail					3,713,247
Total Industrials					19,928,412
Information Technology — 0.6%
Communications Equipment — 0.6%
Brocade Communications Systems Inc., Senior Secured Notes	6.625%	1/15/18	2,000,000		2,140,000

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	13

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 9.5%
Chemicals — 1.4%
CF Industries Inc., Senior Notes	6.875%	5/1/18	900,000		$1,028,250
CF Industries Inc., Senior Notes	7.125%	5/1/20	600,000		697,500
Cognis Deutschland GmbH & Co. KG, Senior Notes	9.500%	5/15/14	610,000	EUR	885,080	(b)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	606,000	EUR	897,200	(b)
Solutia Inc., Senior Notes	8.750%	11/1/17	1,500,000		1,687,500	(c)
Total Chemicals					5,195,530
Construction Materials — 0.2%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	929,712
Containers & Packaging — 1.6%
Ardagh Glass Group PLC, Senior Toggle Notes	10.750%	3/1/15	799,480	EUR	1,140,534	(a)
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	710,000	EUR	963,474	(b)
Impress Holdings BV, Senior Bonds	9.250%	9/15/14	600,000	EUR	881,009	(b)
Nordenia Holdings GMBH, Senior Secured Bonds	9.750%	7/15/17	798,000	EUR	1,216,863	(b)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	630,000	EUR	889,987	(b)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		979,700	(b)
Total Containers & Packaging					6,071,567
Metals & Mining — 4.3%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,194,875	(b)(c)
Evraz Group SA, Notes	8.875%	4/24/13	460,000		493,764	(b)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		509,625	(b)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,710,000		1,936,874	(c)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,571,475	(b)(c)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,000,000		1,060,000	(c)
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	349,000	EUR	506,382	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,680,000		1,813,400	(e)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		776,121
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,783,896	(e)
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		388,289	(e)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		1,690,576	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		280,722	(b)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,432,430
Total Metals & Mining					16,438,429
Paper & Forest Products — 2.0%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,448,052	(c)
M-real OYJ, Senior Notes	8.750%	4/1/13	730,000	EUR	1,084,595
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,500,000		1,447,500	(c)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	640,000	EUR	1,033,272	(b)
Smurfit Kappa Acquisitions, Senior Secured Notes	7.750%	11/15/19	640,000	EUR	955,332	(b)
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	1,500,000		1,552,500
Total Paper & Forest Products					7,521,251
Total Materials					36,156,489

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 7.7%
Diversified Telecommunication Services — 5.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	260,000		$239,525	(b)(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	373,000		346,424	(b)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,372,727
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	2,000,000		2,255,000	(b)(c)
ERC Ireland Preferred Equity Ltd., Senior Notes	7.899%	2/15/17	1,059,429	EUR	203,430	(a)(b)(d)
Koninklijke KPN NV, Senior Notes	7.500%	2/4/19	1,150,000	EUR	2,029,043
Nordic Telephone Co. Holdings, Senior Notes	8.250%	5/1/16	580,000	EUR	853,660	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		646,091	(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	385,028	(b)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	322,675	(b)
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	500,000		576,225
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	2,062,978
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,399,266
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,260,687	(b)(e)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	964,239	(b)
Wind Acquisition Finance SA, Senior Secured Bonds	11.000%	12/1/15	590,000	EUR	870,432	(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,607,188	EUR	2,605,969	(a)(b)
Total Diversified Telecommunication Services					20,393,399
Wireless Telecommunication Services — 2.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,334,655	(c)(e)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		721,549
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		710,625
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,205,000	(c)
True Move Co., Ltd.	10.750%	12/16/13	2,530,000		2,745,050	(b)(e)
True Move Co., Ltd., Notes	10.750%	12/16/13	260,000		282,100	(b)
Total Wireless Telecommunication Services					8,998,979
Total Telecommunication Services					29,392,378
Utilities — 4.0%
Electric Utilities — 1.4%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	134,225		138,754
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		2,007,600	(b)(c)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,073,089	(c)
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	2,111,408	(c)
Total Electric Utilities					5,330,851
Gas Utilities — 0.3%
Wales & West Utilities Finance PLC, Senior Secured Notes	5.125%	12/2/16	650,000	GBP	1,134,693
Independent Power Producers & Energy Traders — 0.8%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,000,000		1,028,750	(b)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,487,560	(b)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	197,000		145,780
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	512,000		538,830
Total Independent Power Producers & Energy Traders					3,200,920

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	15

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Multi-Utilities — 1.5%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	$2,221,083
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,476,200	(b)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	2,059,944	(c)
Total Multi-Utilities					5,757,227
Total Utilities					15,423,691
Total Corporate Bonds & Notes (Cost — $317,564,184)					335,629,927
Asset-Backed Securities — 3.8%
Argent Securities Inc., 2004-W10 A2	0.646%	10/25/34	816,891		758,518	(d)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.231%	6/25/33	2,785,381		2,522,577	(d)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.716%	10/25/35	1,200,000		1,121,168	(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.407%	11/15/36	1,032,395		799,609	(d)
Home Equity Asset Trust, 2004-8 M1	1.126%	3/25/35	641,516		582,766	(d)
National Collegiate Student Loan Trust, IO, 2004-2 AIO	9.750%	10/27/14	2,853,000		478,905
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	6,050,000		635,625
Park Place Securities Inc., 2004-WCW1 M2	0.936%	9/25/34	1,900,000		1,726,904	(d)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	2,970,492		3,044,383
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	644,710		657,492	(d)
Soundview Home Equity Loan Trust, 2005-3 M2	0.776%	6/25/35	530,836		515,156	(d)
Structured Asset Securities Corp., 2002-HF1 A	0.546%	1/25/33	1,557,142		1,418,476	(d)
Total Asset-Backed Securities (Cost — $13,585,362)					14,261,579
Collateralized Mortgage Obligations — 2.5%
ARM Trust, 2004-5 4A1	5.292%	4/25/35	1,180,203		1,142,117	(d)
Bayview Commercial Asset Trust, IO, 2005-2A	2.870%	8/25/35	28,932,110		1,167,410	(b)(g)
Bear Stearns ARM Trust, 2005-12 24A1	5.596%	2/25/36	108,775		81,298	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB6 A2	3.251%	11/20/34	1,995,707		1,747,237	(d)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	5.650%	7/27/36	721,672		719,290	(b)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	378,520		353,624	(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.812%	1/19/35	516,061		513,940	(d)
JPMorgan Mortgage Trust, 2005-A5 1A2	5.207%	8/25/35	1,000,000		912,844	(d)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.317%	4/25/31	2,464,648		1,306,924	(d)
Sequoia Mortgage Trust, 2003-3 A1	0.586%	7/20/33	879,935		804,466	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.120%	6/25/47	1,156,551		739,240	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.467%	9/25/36	123,803		103,017	(d)
Total Collateralized Mortgage Obligations (Cost — $9,840,093)					9,591,407
Convertible Bonds & Notes — 0.2%
Industrials — 0.2%
Marine — 0.2%
Horizon Lines Inc., Senior Notes (Cost — $478,932)	4.250%	8/15/12	556,000		511,520

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 4.7%
Brazil — 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	5,810,000	BRL	$ 3,362,638
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	326,000	BRL	182,184
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	528,000	BRL	284,653
Total Brazil					3,829,475
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,000,000	MYR	653,649
Peru — 0.1%
Republic of Peru, Bonds	7.840%	8/12/20	1,100,000	PEN	461,749
Russia — 0.8%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,070,000		3,254,200	(b)(e)
United Arab Emirates — 0.5%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		474,559	(b)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,512,687	(b)(e)
Total United Arab Emirates					1,987,246
United Kingdom — 0.5%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,827,529
Venezuela — 1.6%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,293,000		3,797,728	(b)(e)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000		2,205,000	(e)
Total Venezuela					6,002,728
Total Sovereign Bonds (Cost — $16,994,457)					18,016,576

			Shares
Preferred Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (Cost — $80,711)	7.875%		3,050		80,825	(d)
Total Investments before Short-Term Investments (Cost — $358,543,739)					378,091,834

			Face Amount†
Short-Term Investments — 0.8%
Sovereign Bonds — 0.8%
Egypt Treasury Bills (Cost — $3,066,406)	8.769%	1/4/11	17,725,000	EGP	3,020,424	(h)
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	25,000		24,976	(h)(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	5/16/11	125,000		124,878	(h)(i)
Total U.S. Government Agencies (Cost — $149,832)					149,854
Total Short-Term Investments (Cost — $3,216,238)					3,170,278
Total Investments — 100.0% (Cost — $361,759,977#)					$381,262,112

†             Face amount denominated in U.S. dollars, unless otherwise noted.

(a)     Payment-in-kind security for which part of the income earned may be paid as additional principal.

(b)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	17

Western Asset Global Corporate Defined Opportunity Fund Inc.

(c)     All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(d)    Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(e)     All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(f)       Security has no maturity date. The date shown represents the next call date.

(g)    Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(h)    Rate shown represents yield-to-maturity.

(i)        All or a portion of this security is held at the broker as collateral for open futures contracts.

#            Aggregate cost for federal income tax purposes is $362,791,030.

Abbreviations used in this schedule:

ARM — Adjustable Rate Mortgage

BRL — Brazilian Real

CAD — Canadian Dollar

EGP — Egyptian Pound

EUR — Euro

GBP — British Pound

IO — Interest Only

MYR — Malaysian Ringgit

OJSC — Open Joint Stock Company

PEN — Peruvian Nuevo Sol

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $361,759,977)	$381,262,112
Foreign currency, at value (Cost — $1,022,605)	1,037,689
Interest receivable	8,020,395
Unrealized appreciation on forward foreign currency contracts	290,215
Prepaid expenses	9,166
Total Assets	390,619,577

Liabilities:
Loan payable (Note 5)	50,000,000
Payable for open reverse repurchase agreements (Note 3)	24,911,559
Unrealized depreciation on forward foreign currency contracts	3,313,241
Payable for securities purchased	1,170,868
Investment management fee payable	261,070
Interest payable (Notes 3 and 5)	157,378
Payable to broker - variation margin on open futures contracts	11,281
Directors’ fees payable	7,508
Due to custodian	6,807
Accrued expenses	128,261
Total Liabilities	79,967,973
Total Net Assets	$310,651,604

Net Assets:
Par value ($0.001 par value, 15,220,631 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,221
Paid-in capital in excess of par value	290,015,295
Undistributed net investment income	3,833,754
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	162,847
Net unrealized appreciation on investments, futures contracts and foreign currencies	16,624,487
Total Net Assets	$310,651,604

Shares Outstanding	15,220,631

Net Asset Value	$20.41

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	19

Statement of operations

For the Period Ended October 31, 2010†

	Investment Income:
	Interest	$21,938,851
	Less: Foreign taxes withheld	(353)
	Total Investment Income	21,938,498

	Expenses:
	Investment management fee (Note 2)	2,609,015
	Interest expense (Notes 3 and 5)	633,734
	Directors’ fees	67,907
	Legal fees	67,099
	Transfer agent fees	58,733
	Audit and tax	55,000
	Shareholder reports	46,105
	Excise tax (Note 1)	44,091
	Custody fees	26,247
	Organization expenses	25,000
	Stock exchange listing fees	19,490
	Insurance	2,644
	Miscellaneous expenses	8,500
	Total Expenses	3,663,565
Less:	Expense reimbursements (Note 2)	(25,000)
	Compensating balance arrangements (Note 1)	(112)
	Net Expenses	3,638,453
	Net Investment Income	18,300,045

	Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
	Net Realized Gain (Loss) From:
	Investment transactions	657,328
	Futures contracts	(84,297)
	Foreign currency transactions	4,837,504
	Net Realized Gain	5,410,535
	Change in Net Unrealized Appreciation (Depreciation) From:
	Investments	19,502,135
	Futures contracts	(23,570)
	Foreign currencies	(2,854,078)
	Change in Net Unrealized Appreciation (Depreciation)	16,624,487
	Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	22,035,022
	Increase in Net Assets from Operations	$40,335,067

†  For the period November 24, 2009 (commencement of operations) through October 31, 2010.

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Statement of changes in net assets

For the Period Ended October 31,	2010†

Operations:
Net investment income	$ 18,300,045
Net realized gain	5,410,535
Change in net unrealized appreciation (depreciation)	16,624,487
Increase in Net Assets From Operations	40,335,067

Distributions to Shareholders From (Note 1):
Net investment income	(19,758,070)
Decrease in Net Assets From Distributions to Shareholders	(19,758,070)

Fund Share Transactions:
Net proceeds from sale of shares (15,105,236 shares issued)	287,906,000
Reinvestment of distributions (115,395 shares reinvested)	2,168,607
Increase in Net Assets From Fund Share Transactions	290,074,607
Increase in Net Assets	310,651,604

Net Assets:
Beginning of period	—
End of period*	$310,651,604
* Includes undistributed net investment income of:	$3,833,754

†  For the period November 24, 2009 (commencement of operations) through October 31, 2010.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	21

Statement of cash flows

For the Period Ended October 31, 2010†

Cash Flows Provided (Used) by Operating Activities:
Interest received	$ 15,065,518
Operating expenses paid	(2,617,046)
Interest paid	(476,356)
Net purchases of short-term investments	(3,197,371)
Realized loss on futures contracts	(84,297)
Realized gain on foreign currency transactions	4,837,504
Net change in unrealized depreciation on futures contracts	(23,570)
Net change in unrealized appreciation on foreign currencies	168,948
Purchases of long-term investments	(413,841,524)
Proceeds from disposition of long-term investments	55,959,699
Change in payable to broker — variation margin on open futures contracts	11,281
Net Cash Used By Operating Activities	(344,197,214)

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(17,589,463)
Proceeds from sale of shares	287,906,000
Proceeds from loan	50,000,000
Due to custodian	6,807
Proceeds from reverse repurchase agreements	24,911,559
Net Cash Provided By Financing Activities	345,234,903
Net Increase in Cash	1,037,689
Cash, beginning of period	—
Cash, end of period	$ 1,037,689

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 40,335,067
Accretion of discount on investments	(1,148,136)
Amortization of premium on investments	2,295,551
Net realized gain from investment transactions	(657,328)
Change in net unrealized appreciation from investments	(19,502,135)
Purchases of long-term investments	(413,841,524)
Proceeds from disposition of long-term investments	55,959,699
Net purchases of short-term investments	(3,197,371)
Increase in interest receivable	(8,020,395)
Increase in payable for open forward foreign currency contracts	3,023,026
Increase in payable to broker — variation margin on open futures contracts	11,281
Increase in prepaid expenses	(9,166)
Increase in interest payable	157,378
Increase in accrued expenses	396,839
Total Adjustments	(384,532,281)
Net Cash Flows Used by Operating Activities	$(344,197,214)

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$2,168,607

†  For the period November 24, 2009 (commencement of operations) through October 31, 2010.

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Financial highlights

For a share of capital stock outstanding throughout the period ended October 31:

2010[1,2]

Net asset value, beginning of period	$19.06 [3]

Income from operations:
Net investment income	1.21
Net realized and unrealized gain	1.44
Total income from operations	2.65

Less distributions from:
Net investment income	(1.30)
Total distributions	(1.30)

Net asset value, end of period	$20.41

Market price, end of period	$19.08
Total return, based on NAV[4,5]	14.87%
Total return, based on Market Price[5]	2.33%

Net assets, end of period (000s)	$310,652

Ratios to average net assets:
Gross expenses[6]	1.35%
Gross expenses, excluding interest expense[6]	1.12
Net expenses[6,7,8]	1.34
Net expenses, excluding interest expense[6,7,8]	1.11
Net investment income[6]	6.76

Portfolio turnover rate	18%

Supplemental data:
Loans Outstanding, End of Period (000s)	$50,000
Asset Coverage for Loan Outstanding	721%
Weighted Average Loan (000s)	$48,044
Weighted Average Interest Rate on Loans	1.18%

[1]	For the period November 24, 2009 (commencement of operations) through October 31, 2010.
[2]	Per share amounts have been calculated using the average shares method.
[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.
[7]	The investment manager has agreed to reimburse all organization expenses (Note 2).
[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$331,354,927	$4,275,000	$335,629,927
Asset-backed securities	—	14,261,579	—	14,261,579
Collateralized mortgage obligations	—	9,591,407	—	9,591,407
Convertible bonds & notes	—	511,520	—	511,520
Sovereign bonds	—	18,016,576	—	18,016,576
Preferred stocks	$ 80,825	—	—	80,825
Total long-term investments	$ 80,825	$373,736,009	$4,275,000	$378,091,834
Short-term investments†	—	3,170,278	—	3,170,278
Total investments	$ 80,825	$376,906,287	$4,275,000	$381,262,112
Other financial instruments:
Futures contracts	$(23,570)	—	—	$ (23,570)
Forward foreign currency contracts	—	(3,023,026)	—	(3,023,026)
Total other financial instruments	$(23,570)	$ (3,023,026)	—	$ (3,046,596)
Total	$ 57,255	$373,883,261	$4,275,000	$378,215,516

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes
Balance as of November 24, 2009	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	$ 215,000
Net purchases (sales)	4,060,000
Net transfers in and/or out of Level 3	—
Balance as of October 31, 2010	$4,275,000
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2010[1]	$ 215,000

1  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	25

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	27

credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $44,091 of federal excise tax attributable to calendar year 2009 in March 2010. The Fund anticipates being subject to an excise tax of approximately $52,000 for calendar year 2010.

Management has analyzed the Fund’s tax position and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$ 44,091	—	$(44,091)
(b)	5,247,688	$(5,247,688)	—

(a)  Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

LMPFA has agreed to pay (i) all of the Fund’s organizational costs and (ii) the Fund’s offering costs, other than sales load, in excess of $0.04 per common share.

During the period ended October 31, 2010, LMPFA reimbursed organization expenses amounting to $25,000.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period November 24, 2009 through October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$415,012,392
Sales	56,202,473

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,590,979
Gross unrealized depreciation	(4,119,897)
Net unrealized appreciation	$18,471,082

At October 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	8	12/10	$1,000,122	$1,010,250	$(10,128)
U.S. Treasury 30-Year Bonds	11	12/10	1,426,871	1,440,313	(13,442)
Net unrealized loss on open futures contracts					$(23,570)

Transactions in reverse repurchase agreements for the Fund during the period ended October 31, 2010 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$21,000,949	0.999%	$24,911,559

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding

Interest rates on reverse repurchase agreements ranged from 0.500% to 1.250% during the period November 24, 2009 through October 31, 2010. Interest expense incurred on reverse repurchase agreements totaled $170,832.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	29

At October 31, 2010, the Fund had the following open reverse repurchase agreements:

Security	Face Amount

Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 0.650% to be repurchased at $1,696,602 on 11/4/10, collateralized by: $1,800,000 America Movil SAB de CV, 5.625% due 11/15/17; Market value (including accrued interest) $2,096,714

$ 1,692,720
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 0.850% to be repurchased at $1,437,653 on 11/4/10, collateralized by: $1,650,000 Ecopetrol SA, 7.625% due 7/23/19; Market value (including accrued interest) $2,072,280	1,433,355
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 0.850% to be repurchased at $1,326,556 on 11/4/10, collateralized by: $1,900,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,966,307	1,322,590
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 0.850% to be repurchased at $720,655 on 11/4/10, collateralized by: $1,000,000 AES El Salvador Trust, 6.750% due 2/1/16; Market value (including accrued interest) $988,306	718,500
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 0.850% to be repurchased at $1,863,604 on 11/4/10, collateralized by: $2,530,000 True Move Co., Ltd., 10.750% due 12/16/13; Market value (including accrued interest) $2,847,598	1,858,032
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 0.850% to be repurchased at $1,136,147 on 11/4/10, collateralized by: $1,250,000 MDC-GMTN B.V., 7.625% due 5/6/19; Market value (including accrued interest) $1,559,049	1,132,750
Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.100% to be repurchased at an amount and date to be determined, collateralized by: $3,070,000 RSHB Capital, 6.299% due 5/15/17; Market value (including accrued interest) $3,343,533	2,800,761
Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.100% to be repurchased at an amount and date to be determined, collateralized by: $2,750,000 TNK-BP Finance SA, 7.875% due 3/13/18; Market value (including accrued interest) $3,147,814	2,628,175
Reverse repurchase agreement with Deutsche Bank Securities Inc., 1/12/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $3,000,000 Bolivarian Republic of Venezuela, 9.250% due 9/15/27; Market value (including accrued interest) $2,241,029	1,993,800
Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $3,500,000 Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) $2,547,891	2,270,800
Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.100% to be repurchased at an amount and date to be determined, collateralized by: $1,150,000 UBS Luxembourg SA for OJSC Vimpel Communications, 8.250% due 5/23/16; Market value (including accrued interest) $1,302,453	1,081,460
Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/27/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,780,000 Petronas Capital Ltd., 5.250% due 8/12/19; Market value (including accrued interest) $1,995,812	1,682,100
Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 9/14/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $300,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $351,799	284,090
Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 10/7/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,680,000 Southern Copper Corp., 6.750% due 4/16/40; Market value (including accrued interest) $1,818,385	1,692,600
Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 10/7/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,146,000 Vale Overseas Ltd., 8.250% due 1/17/34; Market value (including accrued interest) $2,835,374	2,319,826
Total reverse repurchase agreements (Proceeds — $24,911,559)	$24,911,559

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

At October 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Morgan Stanley	64,753	$ 103,737	11/24/10	$ 3,737
British Pound	Morgan Stanley	500,000	801,024	11/24/10	17,568
British Pound	Morgan Stanley	200,000	320,410	11/24/10	2,896
British Pound	UBS AG	150,000	240,307	11/24/10	1,813
Euro	Morgan Stanley	1,500,000	2,087,063	11/24/10	189,418
Euro	Morgan Stanley	400,000	556,550	11/24/10	3,596
Euro	Morgan Stanley	1,000,000	1,391,375	11/24/10	53,626
Euro	Morgan Stanley	600,000	834,825	11/24/10	5,767
Euro	Morgan Stanley	1,500,000	2,087,063	11/24/10	11,158
					289,579
Contracts to Sell:
British Pound	Morgan Stanley	19,221,493	30,793,748	11/24/10	(164,779)
Canadian Dollar	Morgan Stanley	2,000,000	1,959,811	11/24/10	(4,433)
Euro	Morgan Stanley	42,767,932	59,506,247	11/24/10	(3,009,382)
Euro	UBS AG	2,000,000	2,782,751	11/24/10	(134,647)
Euro	UBS AG	225,000	313,059	11/24/10	636
					(3,312,605)
Net unrealized loss on open forward foreign currency contracts					$(3,023,026)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2010.

ASSET DERIVATIVES[1]

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$290,215

LIABILITY DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$23,570	—	$ 23,570
Forward foreign currency contracts	—	$3,313,241	3,313,241
Total	$23,570	$3,313,241	$3,336,811

1        Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2        Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report	31

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period November 24, 2009 through October 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(84,297)	—	$ (84,297)
Forward foreign currency contracts	—	$5,599,211	5,599,211
Total	$(84,297)	$5,599,211	$5,514,914

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(23,570)	—	$ (23,570)
Forward foreign currency contracts	—	$(3,023,026)	(3,023,026)
Total	$(23,570)	$(3,023,026)	$(3,046,596)

During the period November 24, 2009 through October 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$ 8,135,937
Forward foreign currency contracts (to sell)	85,394,538
Futures contracts (to sell)	870,389

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $100,000,000. Unless renewed, this agreement will terminate on January 10, 2011. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. During the period November 24, 2009 through October 31, 2010, the Fund incurred interest expense on this loan in the amount of $462,902. For the period November 24, 2009 through October 31, 2010, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $48,044,218 and the weighted average interest rate was 1.180%. At October 31, 2010, the Fund had $50,000,000 of borrowings outstanding under this credit agreement.

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

6. Distributions subsequent to October 31, 2010

On August 16, 2010, the Board of Directors (the “Board”) of the Fund declared a distribution in the amount of $0.1300 per share payable on November 26, 2010 to shareholders of record on November 19, 2010.

On November 15, 2010, the Board declared three monthly distributions, each in the amount of $0.1300 per share payable on December 30, 2010, January 28, 2011 and February 25, 2011 to shareholders of record on December 23, 2010, January 21, 2011 and February 18, 2011, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended October 31 was as follows:

2010
Distributions Paid From:
Ordinary income	$19,758,070

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 3,503,239
Other book/tax temporary differences(a)	1,524,415
Unrealized appreciation (depreciation)(b)	15,593,434
Total accumulated earnings (losses) — net	$20,621,088

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains losses on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

Western Asset Global Corporate Defined Opportunity Fund Inc.	33

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Global Corporate Defined Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Corporate Defined Opportunity Fund Inc., including the schedule of investments, as of October 31, 2010, and the related statement of operations, the statement of changes in net assets, the statement of cash flows and the financial highlights for the period from November 24, 2009 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Corporate Defined Opportunity Fund Inc. as of October 31, 2010, the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the period from November 24, 2009 (commencement of operations) to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 17, 2010

34	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The first Annual Meeting of Shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. was held on November 12, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	14,523,144	218,271
Daniel P. Cronin	14,526,905	214,510
Paolo M. Cucchi	14,523,921	217,494
Leslie H. Gelb	14,508,175	233,240
R. Jay Gerken, CFA	14,520,657	220,758
William R. Hutchinson	14,524,057	217,358
Riordan Roett	14,520,530	220,885
Jeswald W. Salacuse	14,518,774	222,641

Western Asset Global Corporate Defined Opportunity Fund Inc.	35

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

36	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Western Asset Global Corporate Defined Opportunity Fund Inc.	37

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	136
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

38	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Western Asset Global Corporate Defined Opportunity Fund Inc.	39

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2012 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40	Western Asset Global Corporate Defined Opportunity Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Global Corporate Defined Opportunity Fund Inc.	41

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be

42	Western Asset Global Corporate Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

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Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors Carol L. Colman	Western Asset Global Corporate Defined Opportunity Fund Inc.	Independent registered public accounting firm
Daniel P. Cronin	55 Water Street	KPMG LLP
Paolo M. Cucchi	New York, NY 10041	345 Park Avenue
Leslie H. Gelb		New York, NY 10154
R. Jay Gerken, CFA	Investment manager
Chairman	Legg Mason Partners Fund Advisor, LLC	Legal counsel
William R. Hutchinson		Simpson Thacher & Bartlett LLP
Riordan Roett	Subadvisers	425 Lexington Avenue
Jeswald W. Salacuse	Western Asset Management Company	New York, NY 10017
Western Asset Management Company Limited
Officers	Western Asset Management Company Ltd	New York Stock Exchange Symbol
R. Jay Gerken, CFA	Western Asset Management Company Pte. Ltd.	GDO
President and
Chief Executive Officer	Custodian
Kaprel Ozsolak	State Street Bank and Trust Company
Chief Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
John Chiota	Transfer agent
Identity Theft Protection Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and	New York, NY 10038
Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX013050 12/10 SR10-1259

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal period ending October 31, 2010 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $0 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010. These services consisted of procedures performed in connection with the audit performed relating to the Tender Options Bonds for the Western Asset Global Corporate Defined Opportunity Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global Corporate Defined Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Period for products and services provided by the Auditor, were $18,000 in 2010 for other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Global Corporate Defined Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Corporate

Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Corporate Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2010; Tax Fees were 100% for 2010; and Other Fees were 100% for 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Corporate Defined Opportunity Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  Western Asset Global Corporate Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global

Corporate Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.               Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.               Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.               Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Andrew J. Belshaw Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Head of investment management for Western Asset Company Limited since 2009; Managing Director and head of Sterling Fixed Income for Blackrock Investment Management from 2004-2009; Director of Institutional Fixed Income for M&G Investment Management from 2003-2004.

Dipankar Shewaram Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager ofthe Fund; Portfolio Manager for Western Asset Management Company Limited since 2009; Partner/Principal, Senior Portfolio Manager for Blue Bay Asset Management from 2002-2008.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	105 registered investment companies with $168.4 billion in total assets	219 Other pooled investment vehicles with $113.5 billion in assets	790 Other accounts with $184.9 on in total assets under

	under management	under management*	management**

Stephen A. Walsh‡	105 registered investment companies with $168.4 billion in total assets under management	219 Other pooled investment vehicles with $113.5 billion in assets under management*	790 Other accounts with $184.9 billion in total assets under management**

Keith J. Gardner‡	42 registered investment companies with $27.1 billion in total assets under management	7 Other pooled investment vehicles with $1.0 billion in assets under management	1 Other account with $0.2 billion in total assets under management

Michael C. Buchanan‡	50 registered investment Companies with $30.1 billion in total assets Under management	7 Other pooled investment vehicles with $3.3 billion in assets under management	11 Other accounts with $1.8 billion in total assets under management

Ryan K. Brist‡	11 registered investment Companies with $3.1 billion in total assets Under management	5 Other pooled investment vehicles with $5.7 billion in assets under management***	17 Other accounts with $4.6 billion in total assets under management****

Dipankar Shewaram	1 registered investment company with $0.2 billion in total assets under management	7 Other pooled investment vehicles with $0.8 billion in assets under management+	34 Other accounts with $10.6 billion in total assets under management++

Andrew Belshaw	0 registered investment companies with $0 billion in total assets under management	2 Other pooled investment vehicles with $0.7 billion in assets under management	6 Other accounts with $2.1 billion in total assets under management

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 83 accounts managed, totaling $20.7 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.
+	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
++	Includes 14 accounts managed, totaling $3.4 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	C
Keith J. Gardner	A
Michael C. Buchanan	A
Ryan K. Brist	A
Andrew J. Belshaw	A
Dipankar Shewaram

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)               The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)              There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	December 22, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	December 22, 2010